SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                           FORM 8-K

               AMENDMENT TO CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 24, 2002

                            Checkpoint Systems, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                                  Pennsylvania
      ------------------------------------------------------------
     (State or other jurisdiction of incorporation or organization)



            1-11257                             22-1895850
     ------------------------         --------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



        101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                (Address of principal executive offices)


                            (856) 848-1800
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            (Registrant's telephone number, including area code)


                                  N/A
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          (Former name or address, if changed since last report)








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     Item 5.     Other Events
     ------      ------------

     On May 24, 2002 the Registrant (the "Company") announced that the lawsuit brought by ID Securities Systems Canada Inc. ("Plaintiff") alleging antitrust violations and related matters was decided against the Company. A federal jury assessed damages of approximately $26 million, before trebling and attorneys fees. The jury rejected Plaintiff's claim of monopolization but found against the Company on the claims of attempted monopolization and conspiracy to monopolize, as well as on related state law claims. The Company plans to appeal.




     Item 7.     Financial Statements and Exhibits
     ------      ---------------------------------

1. Exhibits

99.1 Press release issued May 24, 2002, announcing that the that the lawsuit brought by ID Securities Systems Canada Inc. alleging antitrust violations and related matters was decided against the Company.





                                    Signature
                                    ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2002


Checkpoint Systems, Inc.
/s/ W. Craig Burns
Executive Vice President,
Chief Financial Officer and
Treasurer

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                 EXHIBIT INDEX
                 -------------

EXHIBIT NO.      DESCRIPTION OF EXHIBITS
------------     -------------------------

99.1 Press release issued May 24, 2002, announcing that the that the lawsuit brought by ID Securities Systems Canada Inc. alleging antitrust violations and related matters was decided against the Company

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     FOR:   Checkpoint Systems, Inc.
                        COMPANY CONTACT:  Neil D. Austin
                                          Vice President, General
                                          Counsel and Secretary
                                          (856) 384-2412
                       INVESTOR CONTACT:  Christine Mohrmann
                                          Morgen-Walke Associates, Inc.
                                          (212) 850-5600
                          PRESS CONTACT:  Steve DiMattia
                                          Morgen-Walke Associates, Inc.
                                          (212) 850-5600


        Checkpoint Systems, Inc. Plans Appeal of Adverse Verdict

THOROFARE, N.J.--(BUSINESS WIRE)--May 24, 2002--Checkpoint Systems, Inc. (NYSE: CKP) announced today that the lawsuit brought by ID Securities Systems Canada Inc. alleging antitrust violations and related matters was decided against the Company.

A federal jury assessed damages of approximately $26 million, before trebling and attorneys fees.

The jury rejected Plaintiff's claim of monopolization but found against Checkpoint on the claims of attempted monopolization and conspiracy to monopolize, as well as on related state law claims.

Michael Smith, President and Chief Executive Officer stated, "We are very surprised and disappointed by the results and the Company plans to appeal."

Checkpoint Systems, Inc. is a multinational company that manufactures and markets labeling systems designed to improve efficiency, reduce costs and provide value-added label solutions for customers across many markets and industries. Checkpoint is a leading provider of EAS and RFID systems, source tagging, barcode labeling systems, hand-held labeling systems and retail merchandising systems. Applications include automatic identification, retail security and pricing and promotional labels. Operating directly in 30 countries, Checkpoint has a global network of subsidiaries and provides professional customer service and technical support around the world. Checkpoint Systems, Inc.'s web site is located at www.checkpointsystems.com.

Safe Harbor Statement

This press release may include information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include those matters disclosed in the Company's Security and Exchange Commission filings.

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